UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2005

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:      (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On April 27, 2005, Quidel Corporation issued a press release announcing that it has entered into a settlement agreement with Inverness Medical Innovations, Inc. (“Inverness”) regarding all domestic and international intellectual property litigation between Inverness and Quidel.  In addition, Quidel announced revenues for its first quarter of 2005 with postponement of complete quarterly results because of certain expenses associated with the Inverness settlement agreement that will be charged in the first quarter of 2005.  Quidel also postponed its earnings conference call that was originally scheduled at 2:00 p.m., Pacific Time, on April 27, 2005, pending its earnings release.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                             Other Events.

As described above, Quidel has entered into a settlement agreement with Inverness regarding all domestic and international intellectual property litigation between Inverness and Quidel.  On April 27, 2005, Quidel and Inverness issued a joint press release announcing the settlement of the intellectual property litigation.  A copy of the joint press release is attached as Exhibit 99.2 to this current report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 27, 2005, announcing settlement of the Inverness litigation and reporting revenues for the first quarter of 2005.

99.2	Joint press release of Quidel Corporation and Inverness Medical Innovations, Inc., dated April 27, 2005, announcing settlement of all domestic and international intellectual property litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005
QUIDEL CORPORATION

	By:	/s/ Paul E. Landers
	Name:	Paul E. Landers
	Its:	Senior Vice President, Chief Financial Officer
and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 27, 2005, announcing settlement of the Inverness litigation and reporting revenues for the first quarter of 2005.

99.2	Joint press release of Quidel Corporation and Inverness Medical Innovations, Inc., dated April 27, 2005, announcing settlement of all domestic and international intellectual property litigation.